UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 27, 2005



                         JUPITER GLOBAL HOLDINGS, CORP.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

          000-27233                                    98-0204736
   (Commission File Number)               (IRS Employer Identification No.)


 3355 62 WEST 8TH AVENUE, 4TH FLOOR,                    V5Y 1M7
 VANCOUVER, BRITISH COLUMBIA, CANADA                  (Zip Code)
   (principal executive offices)

                                 (604) 682-6541
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

On January 25, 2005, Jupiter Global Holdings, Corp. (the "Registrant") entered into a definitive Agreement and Plan of Acquisition (the "Agreement"), with Promostafing.com LLC ("Promo Staffing"), a Florida corporation and Mr. Cory Sklar, as previously reported by the Registrant in the Current Report filed with the Commission by the Registrant on January 27, 2005. It its Current Report filed with the Commission on January 27, 2005, the Registrant reported that the closing date was scheduled for February 28, 2005. This Amended Current Report on Form 8-K/A is being filed to disclose that the Registrant has postponed the closing date of the Agreement with Promo Staffing and Mr. Cory Sklar until April 18, 2005. This postponement is due to an unforeseen delay in completing the final valuation of Promo Staffing as required in the Agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      JUPITER GLOBAL HOLDINGS, CORP.
Date:  March 4, 2005


                                      By /s/ Raymond Hawkins
                                        ----------------------------------------
                                        Raymond Hawkins, Chief Executive Officer


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